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                                                             [THE HARTFORD LOGO]

              ANNUAL PRODUCT INFORMATION NOTICE DATED MAY 1, 2012

We no longer file updated prospectuses and/or statements of additional information ("SAI") for your variable annuity with the Securities and Exchange Commission. This Annual Product Information Notice updates information regarding your variable annuity. Please keep this Notice for future reference.

IMPORTANT FINANCIAL INFORMATION: We provide information about our financial strength in reports filed with the SEC and state insurance departments. For example, we file annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above.

We have included herein the financial statements for the Company and the Separate Account for the year ended December 31, 2010. The Company's ability to honor all guarantees under the Policy (including any Death Benefit guarantee provided by the Policy or any rider and the Fixed Account obligations) is subject to our claims-paying capabilities and/or financial strength. The financial statements of the Company should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.

You should review the Company's financial statements and the Separate Account's financial statements that are included with this Notice. In addition, the Company's most recent financial statement information is available at www.hartfordinvestor.com or requests for copies can also be directed to our overnight address: The Hartford Wealth Management, Individual Annuities, 745 West New Circle Road Building 200, 1st Floor, Lexington, KY 40511; or our standard mailing address: The Hartford Wealth Management -- Individual Annuities, PO Box 14293, Lexington, KY 40512-4293.

THE MINIMUM AND MAXIMUM EXPENSES FOR YOUR PRODUCT ARE:

                                                                                                  MINIMUM            MAXIMUM
---------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                                                0.42%              1.42%
(expenses that are deducted from Sub-Account assets,
including management fees, distribution
and/or service fees (12b-1) fees, and other expenses)

HARTFORD SMALL/MID CAP EQUITY HLS FUND: Effective on or about June 4, 2012, Wellington Management Company, LLP will replace Hartford Investment Management Company as the sub-adviser for this Fund.

FEES WE RECEIVE FROM FUND AND RELATED PARTIES: For the fiscal year ended December 31, 2011, Revenue Sharing (administrative service payments and/or Rule 12b-1 fees received from Fund complexes (or affiliated entities)), Marketing Expense Allowances and Additional Payments did not exceed: $122.5 million (excluding indirect benefits received by offering HLS Funds as investment options), $0.9 million (approximately 0.25% of the Premium Payments invested in a particular Fund) and approximately $33 million ((excluding corporate-sponsorship related perquisites) or approximately 0.05% based on average assets), respectively.

SUB-ACCOUNT TRANSFER LIMITATIONS: There are some restrictions on your ability to make sub-account transfers. These include: a) one sub-account transfer request each day; b) a total of 20 sub-account transfers each Calendar Year (the "Transfer Rule") by Internet or telephone, same day mail or courier service; and
c) policies designed by the Underlying Funds to restrict excessive sub-account transfers. Please refer to your last prospectus or contact us for more information.

ADDITIONAL PAYMENTS: Subject to FINRA and Financial Intermediary rules, we (or our affiliates) also pay the following types of additional payments to, among other things encourage the sale of this Contract. These additional payments could create an incentive for your investment professional or Financial Intermediary with which they are associated, to recommend products that pay them more than others.

For the year ended December 31, 2011, Hartford and its affiliates paid approximately $33.4 million in Additional Payments to Financial Intermediaries in conjunction with the promotion and support of variable annuity contracts.

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ADDITIONAL INFORMATION AND CONTACTING THE HARTFORD: In addition to this Annual
Product Information Notice, each year you receive the financial statements of the separate account associated with your contract. You will receive the underlying fund prospectuses with the confirmation statement of any fund transaction that you make throughout the year. You can also obtain fund prospectuses: 1) from our website at www.hartfordinvestor.com; 2) by calling your investment professional; or 3) by calling Hartford at 1-800-862-6668. You will receive an annual and semiannual report for each underlying fund that you are invested in as well as quarterly and annual contract statements. For performance and other contract information, visit our website at www.hartfordinvestor.com or call our customer service representatives at 1-800-862-6668. You may also contact us at our overnight address: The Hartford Wealth Management, Individual Annuities, 745 West New Circle Road Building 200, 1st Floor, Lexington, KY 40511; or our standard mailing address: The Hartford Wealth Management -- Individual Annuities, PO Box 14293, Lexington, KY 40512-4293.

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